PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2012
PROPERTY AND EQUIPMENT, NET
7	PROPERTY AND EQUIPMENT, NET

Property and equipment consist of the following:

	December 31,
	2011	2012
	RMB	RMB

Store buildings	14,617	14,617
Leasehold improvements	192,902	183,872
Store fixture and equipment	145,511	145,048
Software	33,596	34,933
Motor vehicles	14,827	14,731

	401,453	393,201
Less: Accumulated depreciation and amortization	(259,636)	(272,964)

	141,817	120,237

Total depreciation and amortization expense of property and equipment for the years ended December 31, 2010, 2011 and 2012 was RMB66,440, RMB58,722 and RMB44,916, respectively, of which RMB56,998, RMB48,665 and RMB34,526 was recorded in sales, marketing and other operating expenses and RMB9,442, RMB10,057 and RMB10,390 was recorded in general and administrative expenses. No depreciation and amortization expense was included in cost of goods sold for the years presented because the Company’s business does not involve manufacturing of merchandise and the amount of depreciation and amortization of property and equipment relating to warehousing and transporting the merchandise to store locations is not material.

The Group recognized impairment losses of RMB3,423, RMB14,164 and RMB7,649 for the years ended December 31, 2010, 2011 and 2012 respectively in respect of leasehold improvements and store fixture of certain loss-making drugstores. The Group determined that the carrying amounts of these leasehold improvements and store fixture would not be recoverable through future cash flows. The fair value of the property and equipment was based on the discounted estimated cash flows expected to generated from the use and eventual disposal of these assets.